UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________

Date of report (Date of earliest event reported): October 29, 2007

NORTH CENTRAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Iowa (State or other jurisdiction of incorporation)	0-27672 (Commission File Number)	42-1449849 (IRS Employer Identification No.)

                                                                    825 Central Avenue, Fort Dodge, Iowa 50501
                                                                    (Address of principal executive offices) (Zip Code)

                                                                    Registrant's telephone number, including area code:  (515) 576-7531

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

On October 29, 2007, North Central Bancshares, Inc. (the “Company”) announced its earnings for the third quarter of 2007.  A copy of the press release dated October 29, 2007 is attached as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(d)                The following exhibit is furnished with this Report:

Exhibit No.	Description

99.1	Press release issued by the Company on October 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH CENTRAL BANCSHARES, INC.

By: /s/ Paul F. Bognanno
Name: Paul F. Bognanno
Title: President and Chief Executive Officer

Date: October 29, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 29, 2007.